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                                                                    EXHIBIT 10.2

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                            ASSIGNMENT OF INSURANCES

                                   in favor of

                     MANUFACTURERS AND TRADERS TRUST COMPANY

                                   as Assignee

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                                  [DATE], 2004

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                            ASSIGNMENT OF INSURANCES

            THIS ASSIGNMENT is made this [DAY] day of [MONTH], 2004, from [ASSIGNOR], a company organized and existing under the laws of the [JURISDICTION OF INCORPORATION], with offices at [ADDRESS] (the "Assignor"), in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, with offices at 25 South Charles Street, Baltimore, Maryland, as trustee under the Indenture referred to in Recital B hereto (the "Assignee").

                          W I T N E S S E T H T H A T:

            WHEREAS:

            (A) The Assignor is the sole, legal and beneficial owner of the whole of [each of] the [NATIONALITY] flag vessel[s] listed on Schedule 1 hereto (the ["Vessels", and each a] "Vessel");

            (B) Pursuant to an indenture dated as of November 24, 2004, by and among Ultrapetrol (Bahamas) Limited, as issuer (the "Company"), the Guarantors party thereto (the "Guarantors"), the Pledgors party thereto (the "Pledgors") and the Assignee as trustee, (as amended or supplemented from time to time, the "Indenture"), the Company issued its 9% First Preferred Ship Mortgage Notes due 2014 (the "Securities") in the aggregate principal amount of One Hundred Eighty Million United States Dollars (US$180,000,000), the proceeds of which have been used to repay the Company's 10 1/2% First Preferred Ship Mortgage Notes dues 2008, to refinance the acquisition cost of other vessels owned by the Guarantors, and for general corporate purposes;

            (C) By the Indenture, the Guarantors [(including the Assignor)], have jointly and severally guaranteed, upon the terms and conditions contained therein, the punctual payment, performance and observance when due of the obligations of the Company under and in connection with the Securities, including, but not limited to, the Company's obligation to pay the principal of, and premium and interest on, the Securities as provided in the Indenture and the Securities;

            (D) By the Security Agreements (other than this Assignment), the Guarantors [(including the Assignor)] and the Pledgors [(including the Assignor)] have, upon the terms and conditions contained therein, pledged certain assets held by them, including the Vessel[s], and assigned certain insurances obtained by them, to secure the punctual payment, performance and observance when due of the obligations of the Company under and in connection with the Indenture and Securities, including, but not limited to, the Company's obligation to pay the principal of, and premium and interest on, the Securities as provided in the Indenture and the Securities; and

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            (E)   The Assignor has agreed to grant this Assignment to secure its, the [other] Subsidiary Guarantors' and the Company's obligations under the Indenture, and in order to secure the prompt and due payment to the Trustee of any and all sums which may be or become due to the Trustee and/or the Securityholders from the Assignor under or pursuant to the Indenture and also to secure the exact performance and observance and compliance with all and any of the covenants and agreements and terms and conditions contained in the Indenture.

            NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture shall have the same meanings when used herein.

            2. Grant of Security. As security for all Obligations of the Assignor, the Company and the [other] Subsidiary Guarantors pursuant to the Indenture, and in consideration of One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor as legal and beneficial owner does hereby sell, assign, transfer and set over and grant a security interest unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in, to and under all policies and contracts of insurance, including the Assignor's rights under all entries in any Protection and Indemnity or War Risks Association or Club, which are from time to time taken out by or for the Assignor in respect of [the/any] Vessel, her hull, machinery, freights, disbursements, profits or otherwise, and all the benefits thereof including, without limitation, all claims of whatsoever nature, as well as return premiums (all of which are herein collectively called the "Insurances"), and in and to all moneys and claims for moneys in connection therewith and all other rights of the Assignee under or in respect of said insurances and all proceeds of all of the foregoing.

            3.    Notices; Loss Payable Clauses.

                  (A) All Insurances, except entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to [the/any] Vessel shall contain a loss payable and notice of cancellation clause in substantially the form of Exhibit 1 hereto or in such other form as the Assignee may agree.

                  (B) All entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries relating to [the/any] Vessel shall contain a loss payable clause in substantially the form of Exhibit 2 hereto or in such other form as the Assignee may agree.

            4. Covenants and Undertakings. The Assignor hereby represents to and covenants with the Assignee that:

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                  (A)   it will do or permit to be done each and every act or
thing which the Assignee may from time to time reasonably require to be done for the purpose of enforcing the Assignee's rights under this Assignment and will allow its name to be used as and when required by the Assignee for that purpose;

                  (B)   it will forthwith give notice in the form set out in
Exhibit 3 attached hereto, or cause its insurance brokers to give notice, of this Assignment to all insurers, underwriters, clubs and associations providing insurance in connection with [the/any] Vessel and her earnings and procure that such notice is endorsed on all the policies and entries of insurances in respect of [the/any] Vessel and her respective earnings;

                  (C) the Insurances in effect on the date hereof are now valid and in full force and effect, and the Assignor will not do or omit or knowingly suffer to be done or omitted anything whereby any of the Insurances assigned hereby may become void or voidable in whole or in part or the Assignee or any other person claiming title through it may be prevented from receiving the proceeds thereof;

                  (D) if by reason of anything done or omitted or knowingly suffered to be done or omitted the Insurances assigned hereby shall at any time become voidable in whole or in part, the Assignor will forthwith at its own cost take all such action as shall be necessary for keeping such Insurances in force and in particular will pay all premiums as they become due; and

                  (E) if by reason of anything done or omitted or knowingly suffered to be done or omitted the Insurances assigned hereby or any of them shall at any time become void in whole or in part, the Assignor shall, at its expense, affect new insurances in compliance with the terms of the Mortgage over the Vessel[s,or any of them,] in favor of the Assignee, and shall forthwith (if required by the Assignee), execute an assignment of such new insurances in favor of the Assignee, and will pay any sums payable by way of premiums under the new insurances.

            5. No Duty of Inquiry. The Assignee shall not be obliged to make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Assignee or to which the Assignee may at any time be entitled hereunder except such reasonable action as may be requested by any underwriter, association or club. The Assignor shall remain liable to perform all the obligations assumed by it in relation to the property hereby assigned, and the Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever (including, without limitation, any obligation or liability with respect to the payment of premiums, calls, assessments or any other sums at any time due and owing in respect of the Insurances) in the event of any failure by the Assignor to perform such obligations.

            6. Negative Pledge. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the Insurances or other moneys and claims hereby assigned, to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an

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alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor hereby irrevocably appoints and constitutes the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default (as such term is defined in the Indenture) have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable and otherwise to do any and all things which the Assignor itself could do in relation to the property hereby assigned, including, but not limited to, filing any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby. The powers and authorities granted to the Assignee have been given for valuable consideration and are hereby declared irrevocable.

            7. Further Assurances. The Assignor agrees that any time and from time to time upon the written request of the Assignee it will promptly and duly execute and deliver to the Assignee any and all such further instruments and documents as the Assignee may reasonably deem advisable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

            8. Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default of the Indenture by the Assignor, the Company or any other Guarantor or Pledgor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee of any security or of any payment of or on account of any of the amounts due from the Assignor, the Company or any other Guarantor or Pledgor under or in connection with the Indenture or any document delivered in connection therewith and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

            9. Invalidity. If any provision of this Assignment shall at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole, which shall remain in full force and effect. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein

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contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

            10. Continuing Security. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Company, the [other] Subsidiary Guarantors or the Assignor under the Indenture and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any other collateral or security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

            11. Waiver; Amendment. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor.

            12. Termination. If the Assignor shall pay and discharge all of its obligations under or in connection with the Indenture and the Securities or is released therefrom in accordance with the terms thereof, all the right, title and interest herein assigned shall revert to the Assignor, and this Assignment shall terminate.

            13. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT, THE INDENTURE OR THE SECURITY AGREEMENTS TO WHICH THEY ARE PARTY THEREIN DESCRIBED, ANY AMENDMENTS THERETO, OR ANY TRANSACTIONS CONTEMPLATED THEREBY.

            14. Notices. Notices and other communications hereunder shall be in writing and may be given or made by facsimile as follows:


If to the Assignor:      [ASSIGNOR]
                         [ADDRESS]
                         Attention: [NAME].
                         Facsimile: [NUMBER]

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with copy to:            Seward & Kissel LLP
                         One Battery Park Plaza
                         New York, New York 10004
                         Attention: Lawrence Rutkowski, Esq.
                         Facsimile: 212-480-8421

If to the Assignee-      Manufacturers and Traders Trust Company
                         Corporate Trust Department
                         Mail Code 101-591
                         25 South Charles Street
                         Baltimore, Maryland 21201
                         Attention: Robert D. Brown
                         Facsimile: 410-244-4236

with copy to:            Ober, Kaler, Grimes & Shriver
                         120 East Baltimore Street
                         Baltimore, Maryland 21202-1643
                         Attention: Patrick Cameron, Esq.
                         Facsimile: 443-263-7540

or to such other address as either party shall from time to time specify in writing to the other. Any notice or communication sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

            Every notice or other communication shall, except so far as otherwise expressly provided by this Assignment, be deemed to have been received (provided that it is received prior to 2 p.m. New York time; otherwise it shall be deemed to have been received on the next following Business Day) in the case of a facsimile at the time of dispatch thereof (provided further that if the date of dispatch is not a Business Day in the locality of any party to whom such notice or communication is sent it shall be deemed to have been received on the next following Business Day in such locality), and in the case of a letter, at the time of receipt thereof.

            15. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

            16. Headings. In this Assignment, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation hereof.

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            IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed and delivered on the day and year first above written.

                                                  By____________________________
                                                  [NAME]
                                                  [TITLE]

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                                   SCHEDULE 1

               Official                                             Gross          Net
Vessel Name     Number         Length     Breadth      Depth         Tons          Tons
-----------    --------        ------     -------      -----        -----          ----
                                mts         mts         mts

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                                                                       EXHIBIT 1

                               LOSS PAYABLE CLAUSE

                               Hull and Machinery

            Loss, if any, is payable to the [ASSIGNOR], as Owner, or to its order, unless and until the underwriters receive notice from MANUFACTURERS AND TRADERS TRUST COMPANY, as Mortgagee, that the Owner is in default under the Mortgage, in which case any loss involving any damage to the Vessels or liability of the Vessels, the underwriters may pay directly for the repair salvage, liability or other charges involved, otherwise any other payment will be paid by the underwriters to the Mortgagee except if the Mortgagee authorizes in writing such payment to be made to the Owner.

            In addition, regardless of whether the Owner is in default under the Mortgage, in the event of the actual total loss or agreed, compromised or constructive total loss of the Vessels, payment shall be made to MANUFACTURERS AND TRADERS TRUST COMPANY, as Assignee, for distribution by it to itself and to the Owner as their respective interests appear.

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                                                                       EXHIBIT 2

                              LOSS PAYABLE CLAUSE

                            Protection and Indemnity

            Payment of any recovery that [OWNER] (the "Owner") is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to the Owner or to its order unless and until the Association receives notice from MANUFACTURERS AND TRADERS TRUST COMPANY, as Mortgagee, that the Owner is in default under the Mortgage, in which event all recoveries shall thereafter be paid to the Mortgagee for distribution by it to itself and the Owner, as their respective interests may appear, or order; provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two business days from the receipt of such notice.

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                                                                       EXHIBIT 3

                       NOTICE OF ASSIGNMENT OF INSURANCES

TO:

TAKE NOTICE:

            (a) that by an Assignment of Insurances dated the [DAY] day of[MONTH], 2004 made by us to Manufacturers and Traders Trust Company (the "Assignee"), a copy of which is attached hereto, we have assigned to the Assignee as from the date hereof, inter alia, all our right, title and interest in, to and under all policies and contracts of insurance, including our rights under all entries in any Protection and Indemnity or War Risk Association or Club, which are from time to time taken out by us in respect of the [NATIONALITY] flag vessels, [VESSEL NAME] [Patente/Official] No. [NUMBER] (the "Vessels"), and its earnings and all the benefits thereof including all claims of whatsoever nature (all of which together are hereinafter called the "Insurances").

            (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all payments under

                  (i) all Insurances, except entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessels in accordance with the loss payable clause in Exhibit 1 of the Assignment of Insurances; and

                  (ii) all entries in Protection and Indemnity Associations or Clubs or insurances affected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Exhibit 2 of the Assignment of Insurances.

            (c) that you are hereby instructed to endorse the assignment, notice of which is given to you herein, on all policies or entries relating to the Vessels.

DATED AS OF THE [DAY] day of [MONTH], 2004.

                                                [ASSIGNOR]

                                                By______________________________
                                                Name:
                                                Title:

We hereby acknowledge receipt of the foregoing Notice of Assignment and agree to act in accordance with the terms thereof:

By_______________________
 Name:
 Title: